                                    EXHIBIT 10.37

                                    AMENDMENT TO
                                 FINANCING AGREEMENT

      This first Amendment to Financing Agreement ("Amendment") is made as of March 29, 1996 between Hambrecht & Quist Guaranty Finance, L.P., a California limited partnership ("Secured Party") and Arris Pharmaceutical Corporation, a Delaware corporation ("Debtor").

                                       RECITALS

      WHEREAS, Secured Party and Debtor entered into that certain Financing Agreement dated as of March 29, 1994, and

      WHEREAS, among other things, the Financing Agreement provides for the extension of certain financing facilities by Secured Party to Debtor, (the "Financing Accommodations") and

      WHEREAS, Debtor has requested that Secured Party extend to Debtor additional financing facilities by: (1) purchasing from and leasing back to Debtor certain additional equipment, trade fixtures, tenant improvements and other personal property located and used by Debtor in its business operations at the Premises, (2) providing Debtor with a forward commitment to purchase and lease to Debtor certain additional equipment to be identified by Debtor prior to September 30, 1996, (3) permitting Bank to extend additional term loan financing up to an amount of $2,500,000 and agreeing to subordinate to such Bank financing, and (4) agreeing to subordinate to future Bank loans not to exceed a further $2,500,000 (the foregoing financing facilities being hereinafter included and made a part of the "Financing Accommodation" as that term is defined in the Recitals of the Financing Agreement) and

      WHEREAS, Secured Party has agreed to provide the additional financing facilities requested by Debtor,

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party agree as follows:

      1. CERTAIN DEFINITIONS: Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Financing Agreement.

      The following definitions shall be amended as follows:

      "EQUIPMENT" shall have the meaning given the term in Section 2.1 of the Financing Agreement and in Section 2.1 of this Amendment.

      "EVENTS OF DEFAULT" shall have the meaning given the term in Section 13 of the Financing Agreement and in Section 8 of this Amendment.

      "LEASE" means that certain Standard Industrial Lease Multi-Tenant, dated as of October 15, 1992, as amended by those certain First Addendum, Second Addendum and Third Addendum to Standard Industrial Lease Multi-Tenant, each dated as of October 15, 1992, that certain Amendment No. 1, dated December 29, 1992, that certain Second Amendment to Lease, dated August 1, 1993, that certain Third Amendment to Lease Agreement dated March 29, 1994, that certain Fourth Amendment to Lease Agreement dated October 1, 1994, that certain Fifth Amendment to Lease Agreement dated August 28, 1995, and that certain Sixth Amendment to Lease Agreement dated March 29, 1996, (said lease, as amended, being defined as the "LEASE").

      "MASTER PROPERTY LEASE" means that certain Master Property Lease dated March 29, 1994 and that Master Property Lease, dated as of even date herewith, between Debtor as Lessee and Secured Party as Lessor, including any amendment thereto.

      "PERSONAL PROPERTY" shall have the meaning given the term in Section 2.1(b) of the Financing Agreement and in Section 2.1(b) of this Amendment.

      "PROPERTY" shall have the meaning given the term in Section 2.1 of the Financing Agreement and in Section 2.1 of this Amendment.

      "TERM LOAN FACILITY" shall have the meaning given the term in Section 5.1 of the Financing Agreement and in Section 4.1 of this Amendment.

      The following new definitions shall be added:

      "AMENDMENT CLOSING DATE" means the later of (a) the date on which this Amendment is executed by Debtor and Secured Party or (b) the date on which all conditions precedent under Article 9 of the Financing Agreement and under
Section 7 herein have been satisfied.

      "HQGF MARCH 1996 WARRANT AGREEMENT" and "HQGF MARCH 1996 WARRANT". HQGF March 1996 Warrant Agreement means that certain Warrant Purchase Agreement dated as of even date herewith by which Debtor grants to Secured Party the right to purchase a warrant (HQGF March 1996 Warrant) for 38,000 shares of Debtor's Common Stock at an exercise price of $11 per share, or the last closing price on the Amendment Closing Date, whichever is higher, exercisable at any time prior to March 31, 2004, on the terms set forth therein, including any amendment thereto.

      2.  PURCHASE SALE AND LEASEBACK OF EQUIPMENT AND FIXTURES.

      2.1 PURCHASE AND SALE OF PROPERTY. On the Amendment Closing Date, Debtor shall sell to Secured Party and Secured Party shall purchase from Debtor the following property ("Property"):

      (a) EQUIPMENT. Certain equipment located and used in connection with Debtor's business operations at the Premises and described in the inventory attached to the Master Property Lease as Schedules _____N/A______ (the "Equipment").
 .
      (b) FIXTURES AND TENANT IMPROVEMENTS. Those certain fixtures and tenant improvements installed in or affixed to the Premises and described in the inventory attached to the Master Property lease as Schedule No. 2 (the Fixtures and Improvements) (the Fixtures and Improvements and the Equipment are collectively referred to in the Financing Agreement and this Amendment as the Personal Property).

      Debtor shall sell and transfer the Property to Secured Party free and clear of all liens and interests and claims of third parties by executing and delivering to Secured Party a Bill of Sale in the form of EXHIBIT A attached hereto.

      2.2 LEASEBACK OF PERSONAL PROPERTY. On the Amendment Closing Date Debtor and Secured Party shall execute and deliver the Master Property Lease pursuant to which Debtor will sell to Secured Party the Personal Property and simultaneously lease it back from Secured Party.

      3.      FORWARD COMMITMENT TO PURCHASE AND LEASEBACK EQUIPMENT.

      3.1 PURCHASE OF ADDITIONAL PERSONAL PROPERTY. Subject to the terms of the Financing Agreement and this Amendment, at any time, and from time to time, on or after the date of this Amendment and prior to September 30, 1996, Debtor may direct Secured Party to purchase any Approved Additional Equipment (as that term is defined in the Financing Agreement) that Debtor deems necessary for use at the Premises in connection with its business operations therein; provided however, in no event shall Secured Party be obligated to purchase Approved Additional Equipment during the period from the Amendment Closing Date through September 30, 1996, which in the aggregate costs in excess of Two Million Dollars ($2,000,000) less the amount of Fixtures and Improvements and Equipment already purchased under the Schedules to the Master Property Lease referred to in Section 2.1(a) and 2.1(b) above. Subject to the conditions precedent provided for herein and in the Financing Agreement, Secured Party shall purchase the Approved Additional Equipment and lease said property to Debtor pursuant to the Master Property Lease (whereupon the same shall be deemed Personal Property for purposes of this Amendment).

      3.2 INITIAL LEASE TERMS FOR APPROVED ADDITIONAL EQUIPMENT. The initial lease rates for the Approved Additional Personal Property purchased by Secured Party and leased to Debtor shall be: 2.1020% of the purchase cost of the property, per month, for Personal Property purchased during the period from April 1, 1996 to June 30, 1996, and

2.1760% of the purchase cost per month, for Personal Property purchased during the period from July 1, 1996 and September 30, 1996. The initial term of the lease shall commence on the first day of the month following the purchase of the property by Secured Party, and shall terminate on October 31, 2001.

      3.3 PURCHASE AND RENEWAL TERMS FOR APPROVED ADDITIONAL EQUIPMENT. At the end of the initial lease term, the Approved Additional Personal Property may be purchased by Debtor at the original purchase cost less 65% of all rents paid, down to a minimum price of 10% of cost. If Debtor does not elect to purchase, Debtor can give six months notice to terminate the lease at any time on or after October 31, 2001. If no termination notice is given, the lease will automatically renew at 35% of the initial lease rate.

      3.4 EXPIRATION OF COMMITMENT. If on or before September 30, 1996, Debtor has not directed Secured Party to purchase or if because of a continuing Event of Default under the Financing Agreement Secured Party is not obligated to purchase Approved Additional Equipment during the period from the Amendment Closing Date to September 30, 1996, up to the maximum aggregate cost of Two Million Dollars ($2,000,000) less the amount of Fixtures and Improvements and Equipment already purchased under the Schedules to the Master Property Lease referred to in Section 2.1 (a) and 2.1(b) above, Secured Party's obligation under this Article 3 to purchase and lease to Debtor Approved Additional Equipment shall become null and void.

      4.      EXTENSION OF TERM LOAN FACILITY BY BANK.

              4.1 TERM LOAN FACILITY. Arrangements have been made with Bank for a new term loan facility to be made available to Debtor in an amount up to Two Million, Five Hundred Thousand Dollars $2,500,000 on the terms more particularly described in that certain Loan and Security Agreement between Bank and Debtor dated March 29, 1996, a copy of which is attached hereto as EXHIBIT B.

              4.2 SUBORDINATION. Subject to the conditions precedent set forth in Section 4.3 hereof, Secured Party agrees to amend the terms of the intercreditor agreement entered into between Secured Party and Bank as of June 16, 1995 (the "Intercreditor Agreement") , such that Bank will have a senior security interest in all of Debtor's assets, provided that Secured Party will have a senior priority interest in the Personal Property covered by the Master Property Lease.

              4.3 CONDITIONS PRECEDENT. Secured Party's agreement to subordinate to Bank is conditioned upon: ( i ) there being no material amendment or modification to bank loan terms between Debtor and Bank prior to the date of disbursement, (ii) Debtor being in compliance with the financial covenants required by Bank and Secured Party, (iii) there being no amendment to the maximum loan amount of $2,500,000 being made available by Bank, in addition to the existing $1,000,000 loan facility.

              4.4 FUTURE SUBORDINATION OF INTEREST. Secured Party agrees to further subordinate its security position to Bank (or other bank or commercial lender) in the event that such bank or commercial lender provides Debtor with a future bank term loan facility up to a maximum amount of $2,500,000,(in addition to the existing $1,000,000 facility with Bank and the new $2,500,000 loan facility contemplated in Section 4.1 above) provided that there has been no material change in Debtor's position and that Debtor has a minimum cash balance of $20,000,000 or 24 months of Remaining Months Liquidity, as that term is defined herein, at the time additional loans are made; and further provided that the loans are made no later than December 31, 1997 and are to be fully amortized with equal monthly repayments no later than December 31, 2001.

      5.      ISSUANCE OF WARRANT.

              WARRANT AGREEMENT. In consideration of Secured Party's agreement to subordinate it's position to Bank and to provide the additional financing accommodations under this Amendment, on the Amendment Closing Date, Debtor shall execute and deliver to Secured Party the HQGF March 1996 Warrant Agreement and HQGF March 1996 Warrant.

      6.      SECURITY AGREEMENT.

              GRANT OF SECURITY INTEREST.  The Security Interest granted
Secured Party by Debtor in the Collateral as described in the Security Agreement entered into as of the Closing Date of the Financing Agreement, shall remain in full force and effect and be continuing so long as there are any outstanding obligations of Debtor to Secured Party or Bank.

      7.      CONDITIONS PRECEDENT.

              CONDITIONS PRECEDENT. As conditions precedent to Secured Party's obligation to (1) make any of the Financing Accommodations, or (2) take any other action under this Amendment or any other Financing Document (which conditions precedent are intended to be in addition to any conditions precedent set forth in the Master Property Lease):

              (a) Debtor shall deliver, or cause to be delivered, to Secured Party any of the items described in Article 9 of the Financing Agreement as they may be required by Secured Party in connection with this Amendment provided that an opinion of counsel shall not be required. Any reference to Closing Date in Section 9 of the Financing Agreement shall also apply to the Amendment Closing Date.

              (b) EXTENSION OF MASTER PROPERTY LEASE. Debtor has extended the non-cancelable lease term for the Schedule 2 Fixtures and Tenant Improvements, to the Master Property Lease Agreement No. 943, dated March 29, 1994 beyond the initial term of the lease to the new expiration date of October 31, 2001. The lease rate for the extended period, after August 31, 1997, will be as originally agreed upon, namely $0.7607 per $100.00 of purchase cost, per month, the rental payments shall be due monthly in advance, together with the payments due under the new lease schedules.

      8.      FINANCIAL COVENANTS.

              FINANCIAL COVENANTS.     Debtor will meet the following financial
covenants and maintain compliance with such covenants  ("Financial Covenants"):

              1. CASH BALANCE. Beginning March 31, 1996, Debtor shall maintain a minimum balance of Twenty Million Dollars ($20,000,000) of cash plus marketable securities, less balance sheet acquisition liabilities that will, as represented to Bank and Secured Party by Debtor, be satisfied by cash payment, less other liabilities that arise outside the normal course of business.

              2. DEBT TO NET WORTH RATIO. Beginning March 31, 1996, Debtor shall maintain, as of the last day of each fiscal quarter (and, if the Cash Balance falls below Twelve Million Dollars, ($12,000,000) as of the last day of each month) a ratio of Total Liabilities (excluding deferred revenue) less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 2.00 : 1.00.

              In the event that the Cash Balance as defined above falls below Twenty Million Dollars ($20,000,000), the following covenants shall be in force:

      (a). REMAINING MONTHS LIQUIDITY. Beginning March 31, 1996, if at any time the Cash Balance specified above falls below Twenty Million Dollars ($20,000,000), Debtor shall maintain Remaining Months Liquidity based on average monthly Cash Burn, during the quarter just ended, of twelve (12) months. If the Remaining Months Liquidity is less than twelve (12) months, Debtor shall pledge cash or a certificate of deposit to Secured Party (or provide a guaranty by a guarantor and on terms acceptable to Secured Party) in an amount not less than twenty five percent (25%) of outstanding remaining lease payments. If the Remaining Months Liquidity is less than nine (9) months, Debtor shall pledge cash or a certificate of deposit to Secured Party (or provide a guaranty by a guarantor and on terms acceptable to Secured Party) in an amount not less than fifty percent (50%) of outstanding remaining lease payments . If the Remaining Months Liquidity is less than seven (7) months, Debtor shall pledge cash or a certificate of deposit to Secured Party (or provide a guaranty by a guarantor and on terms acceptable to Secured Party) in an amount not less than one hundred percent (100%) of outstanding remaining lease payments.

      (b). PROFITABILITY. Beginning March 31, 1996, if at any time the Cash Balance specified in Section 8.1 above falls below Twenty Million Dollars ($20,000,000)
      and Debtor's Tangible Net Worth is less than Ten Million Dollars ($10,000,000) then Debtor shall not suffer a loss for the fiscal quarter ending March 31, 1996 or for any subsequent fiscal quarter in excess of One Million Five Hundred Thousand Dollars ($1,500,000).

      "Remaining Months Liquidity" is defined as Liquidity Coverage divided by Cash Burn.

      "Liquidity Coverage" is defined as cash and marketable securities plus net amount available to Debtor under a line of credit, plus 50% of Debtor's net accounts receivable.

      "Cash Burn" is defined as cash (prior period) minus cash (current period) plus any increase in short and long term liabilities (excluding deferred revenues) plus any increase in equity (or subordinated debt), or minus any decrease in short and long term liabilities (excluding deferred revenues) and minus any decrease in equity (or subordinated debt). Changes in equity shall be calculated exclusive of changes in retained earnings.

      9.      EVENTS OF DEFAULTS.

              EVENTS OF DEFAULT. If, in addition to any of the events described in Section 13 of the Financing Agreement, Debtor shall be out of compliance with the Financial Covenants described in Section 8 of this Amendment, then an Event of Default shall have occurred.

      10. CONTINUING EFFECT. Except as specifically amended hereby, the Financing Agreement shall be and remain in full force and effect. Without limiting the generality of the foregoing Debtor represents that the representations made by Debtor to Secured Party as set out in Section 10 of the Financing Agreement shall be accurate and valid as of this Amendment Closing Date, and that Debtor shall comply with all requirements set forth in the Financing Agreement as if they were a part of this Amendment.

      IN WITNESS WHEREOF, this Amendment has been entered into as of the day and year first written above.

DEBTOR:             ARRIS PHARMACEUTICAL CORPORATION.
                    a Delaware corporation

                    By:    /S/ Daniel H. Petree
                          ------------------------------

                         Name: Daniel H. Petree

                         Title: CFO


SECURED PARTY: HAMBRECHT & QUIST GUARANTY FINANCE, L.P.
                    a California limited partnership

                    By:    /S/ Donald M. Campbell
                          ------------------------------

                         Name: Donald M. Campbell

                         Title: President
                                Guaranty Finance Management Corp.
                                General Partner

                                      EXHIBIT A

                                          TO
                           AMENDMENT TO FINANCING AGREEMENT


                                       FORM OF

                                     BILL OF SALE

                                      EXHIBIT B

                                          TO
                           AMENDMENT TO FINANCING AGREEMENT


                                       COPY OF

                                        BANK
                             LOAN AND SECURITY AGREEMENT

                           MASTER PROPERTY LEASE AGREEMENT

                    AGREEMENT NO. 963  DATED AS OF MARCH 29, 1996



      This Master Property Lease Agreement (together with all Schedules hereafter described, this "Lease") is entered into by and between HAMBRECHT & QUIST GUARANTY FINANCE, L.P. ("Lessor"), having its principal place of business at ONE BUSH STREET, SAN FRANCISCO, CALIFORNIA 94104, and ARRIS PHARMACEUTICAL CORPORATION ("Lessee"), having its principal place of business at 385 OYSTER POINT BLVD., SUITE 3, SOUTH SAN FRANCISCO, CALIFORNIA 94080.

      1.      LEASE:    Lessor agrees to lease to Lessee, and Lessee agrees to
lease from Lessor the personal property (each a "Unit" and collectively, the "Property" or the "Units") described in any schedule hereto described as "Schedule No._____" from time to time incorporated herein by reference (each a "Schedule" and collectively, the "Schedules") and on the terms and subject to the conditions specified herein and therein. "Lessor's Cost", as may be in effect from time to time, is set forth in each Schedule. Lessor may, in its sole discretion, terminate its commitment herein to fund such Lessor's Cost at any time if: (a) there is a material adverse change to the condition (financial or otherwise) or prospects of Lessee, and/or (b) any Event of Default exists.

                        This Lease, and Lessee's obligation to pay all rent and other sums thereunder, shall constitute a "finance lease" under the California Uniform Commercial Code ("UCC") and shall be absolute and unconditional, and shall not be subject to and Lessee hereby waives any right of or to abatement, reduction, set-off, defense or counterclaim. Lessee waives any and all rights and remedies against Lessor conferred upon Lessee by UCC Sections 10503 through 10522, including (without limitation) Lessee's rights to (i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of the leased property, (iii) recover damages from the Lessor for breach of warranty or for any other reason under such UCC sections, (iv) claim a security interest in any rejected property in Lessee's possession of control, (v) deduct from rental payments all or any part of any claimed damages resulting from Lessor's default under this Lease,
(vi) accept partial delivery of the Property, and (vii) "cover" by making any purchase or lease of other property in substitution from property due from Lessor, (viii) recover from the Lessor any general, special incidental or consequential damages, for any reason whatsoever, and (ix) specific performance, replevin or the like for any of the Property. Lessee acknowledges that it has received and approved the terms of the agreements with the vendors under which Lessor will, subject to the terms and conditions of the Lease, purchase the Units. The Units shall be leased for commercial purposes only, and not for consumer, personal, home or family purposes.

2. TERMS AND RENTALS: THIS LEASE SHALL BE EFFECTIVE UPON EXECUTION HEREOF by the Lessor and Lessee. The rental term as specified in the applicable Schedule, including any renewal or extension thereof ("Term") shall commence upon the date of such Schedule. For the Term, Lessee agrees to pay Lessor aggregate rentals equal to the sum of the rental payments ("Rental Payments") specified herein and in the applicable Schedule. Lessor will make reasonable efforts to send Lessee invoices for Rental Payments, but the failure to do so or the incorrectness of any invoice will not relieve Lessee of its obligation to pay all amounts, including Rental Payments, due under this Lease. The first Rental Payment is due on the Rent Commencement Date specified in the applicable Schedule and remaining Rental Payments are due thereafter on the same date of each succeeding month of the Term, or as specified in the applicable Schedule. An interest charge on any overdue payments shall accrue at the rate of 1.5% per month, or the highest lawful rate, whichever is less. This Lease may only be terminated as expressly provided herein or in the applicable Schedule.

      3.      WARRANTIES:    Lessee acknowledges that it has made the selection
of each Unit based upon its own judgment. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF DESCRIPTION, INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO THE PROPERTY AND HEREBY DISCLAIMS THE SAME. Lessor shall have no liability for any damages whether direct or consequential, incurred by Lessee as a result of any defect or malfunction of the Property. Lessor hereby assigns to Lessee, for and during the Term, any warranty of the manufacturer or vendor issued to Lessor on the Property.

      4.      TITLE, LOCATION AND RETURN:   Lessor and Lessee hereby confirm
their intent that the Property remain and be deemed personal property and that title thereto shall remain in Lessor. If requested by Lessor, Lessee will affix plates or markings on the Property indicating the interests of Lessor. Lessee may not remove the Property from its place of installation without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor shall have the right to inspect the Property during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures. Upon the expiration or earlier termination of the Term, Lessee at its own risk and expense, will cause the Property, except as provided in the Schedules, to be delivered to Lessor in the same condition as when delivered hereunder, ordinary wear and tear excepted, to such point in the United States as Lessor may designate and in such a manner as is consistent with the manufacturer's recommendations, if any, for transportation and packaging of such Property. All charges to cover Property transportation, deinstallation, storage until returned, packing, and handling shall be paid by Lessee.

      5.      SUBLEASE; ASSIGNMENT:    Lessee acknowledges and agrees that
Lessor may sell, assign, grant a security interest in, or otherwise transfer all or any part of its rights, title and interest in this Lease and the Property. Upon Lessor's written notice, Lessee shall, if requested, pay directly to such assignee with abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against such assignee any counterclaim or set-off in any action for the rent under the Lease. Such assignee shall have and be entitled to exercise any and all rights and remedies of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that such a sale, assignment, grant or transfer would neither materially change the Lessee's duties nor materially increase the burdens or risks imposed on the Lessee under this Lease. LESSEE MAY NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (i) SUBLEASE, TRANSFER, DISPOSE OF OR ASSIGN ITS RIGHTS IN RESPECT OF ANY UNIT OR ITS OBLIGATIONS UNDER THIS LEASE OR
(ii) ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THIS LEASE OR THE PROPERTY. Notwithstanding anything to the contrary in the foregoing, Lessee may assign or transfer its rights in respect of the Units and its obligations under this Lease to a successor in interest to Lessee by merger, consolidation or sale of all or substantially all of the assets of Lessee, provided that such successor has a net worth or financial condition reasonably acceptable to Lessor.

      6.      TAXES:    Lessee agrees to pay if and when due, in addition to
other amounts due hereunder and under each Schedule, all fees and assessments, and all sales, use, property, excise and other taxes and charges (including all interest and penalties) (collectively "Taxes"), now or hereafter imposed by any governmental body or agency upon any of the Property or upon the purchase, ownership, possession, leasing, operation, use, rentals or other payments, or disposition hereunder whether payable by Lessor or Lessee (exclusive of taxes on or measured by Lessor's net income). Lessee agrees to prepare and file promptly with the appropriate offices any and all tax and similar returns required to be filed with respect thereto, or, if requested by Lessor, to notify Lessor of such requirements and furnish Lessor with all information required by Lessor so that it may effect such filing, at Lessee's expense. Any Taxes paid by or imposed on, Lessor on behalf of Lessee shall become immediately due and payable on Lessor's demand. Lessor, as owner, shall be entitled to any and all depreciation and modified cost recovery deductions provided under the Internal Revenue Code of 1986, as amended from time to time ("Tax Benefits") and any other such tax benefits which may now or hereafter be available to an owner of such Property. If as a result of the acts or failure to act of Lessee or any person claiming an interest in the Property though the Lessee (other than a casualty or other event described in Section 9 with respect to which Stipulated Loss Value shall have been paid by Lessee), Lessor or any of its assigns shall lose, or shall not, in its reasonable opinion, have the right to claim, or there shall be disallowed, deferred or recaptured, any portion of the Tax Benefits with respect to a Unit (a "Loss of Tax Benefits") or there shall be included in Lessor's gross income any amounts other than Rental Payments in respect of the purchase price of any Property (an "inclusion"), then, on and after the next succeeding rent payment date after written notice to Lessee by Lessor, Lessee agrees as follows: The rent for the Property shall, on the rent payment date next succeeding Lessor's written notice to Lessee of Lessor's payment of any tax payment attributable to such inclusion or of a Loss of Tax Benefits, be increased to such amount or amounts as shall, by the end of the original term of the last Schedule to this Lease, in the reasonable opinion of Lessor, after deduction of all fees, taxes, or other charges required to be paid by Lessor in respect of the receipt of all amounts payable by Lessee to Lessor under this Section 6 under the laws of any federal, state, or local government or taxing authority in the United States, cause Lessor's after-tax yield and cash flow in respect of the Property to equal those which would have been realized by Lessor if Lessor had not incurred such a Loss of Tax Benefits or had such an inclusion. If any claim or contest regarding any tax indemnity covered by this Section 6 shall arise, such claim or contest shall be addressed or conducted, at Lessee's expense, in the manner reasonably specified by Lessor.

      7.      USE; MAINTENANCE:   (a) Lessee, at its expense, shall make all
necessary site preparations and cause the Property to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Event of Default has occurred and is continuing, Lessee shall have the right to quietly possess and use the Property as provided herein without interference by Lessor. (b) Lessee, at its expense, shall maintain the Property in good condition, reasonable wear and tear excepted, and will comply with all laws to which the use and operation of the Property may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Property, regardless of the cause. If maintenance is mandated by manufacturer, Lessee shall obtain and keep in effect, at all times during the Term maintenance service contracts with suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Property. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Lessee with the result that no lien will attach to the Property.

      8.      INSURANCE:     (a) Lessee shall obtain and maintain for the Term,
at its own expense, "all risk" insurance against loss or damage to the Property, and general public liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lessor, and such other insurance against other risks of loss and with such terms, as shall in each case be reasonably satisfactory to Lessor (as to carriers, amounts and otherwise) or as otherwise set forth in the applicable Schedule. (b) The amount of the "all risk" insurance shall be the greater of the replacement value of the Property (as new) or the "Stipulated Loss Value" specified in the applicable Schedule, which amount shall be determined to Lessor's reasonable satisfaction as of each anniversary date of this Lease with the amount so determined being put into effect as of the next succeeding renewal or inception date of such insurance. (c) The amount of liability and related coverages shall be specified in the Schedules, or otherwise by the Lessor in writing. (d) Each "all risk" policy shall: (i) name Lessor sole loss payee with respect to the Collateral, (ii) provide each insurer's waiver of its right of subrogation against Lessor and Lessee, and (iii) provide that such insurance (A) shall not be invalidated by any action of, or breach of warranty by, Lessee of a provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lessor. Each liability policy shall (w) name Lessor as an additional insured and (x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Lessee's insurance). All insurance policies shall (y) provide that Lessee's insurance shall be primary without a right of contribution of Lessor's insurance, if any, or any obligation on the part of Lessor to pay premiums of Lessee, and (z) shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of its cancellation (other than cancellation for non-payment for which 10 days notice shall be sufficient). Lessee shall on or prior to the date of Schedule No. 1 and prior to each policy renewal, furnish to Lessor certificates of insurance or other evidence satisfactory to lessor that such insurance coverage is in effect. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Property, or any part thereof.

      9. LOSS; DAMAGE; DESTRUCTION AND SEIZURE: (a) Lessee shall bear the risk of the Units being lost, stolen, destroyed, damaged or seized by governmental authority for any reason whatsoever at any time until the latest to occur of (i) the expiration or termination of the Term or (ii) any storage period thereafter (as described in Section 4 hereof) or (iii) the return of the subject Unit pursuant to Section 4 hereof, and shall proceed diligently and cooperate fully to recover any and all damages, insurance proceeds or condemnation awards. (b) Except as described in Section 9(c) hereof, if during the Term or the storage period thereafter, any Unit shall be lost, stolen, destroyed, irreparably damaged or seized by governmental authority for a period equal to at least the remainder of the Term, Lessor shall receive from the proceeds of insurance obtained pursuant to Section 8 hereof, from any award paid by the seizing governmental authority and, to the extent not received from the proceeds of such insurance or award or both, from Lessee, on or before the rental payment date next succeeding such loss, theft, destruction, damage or governmental seizure: (i) all accrued and unpaid rent in respect of such Unit including rent due on the rental payment date next succeeding the date of such loss or seizure if the rent is in arrears; (ii) the Stipulated Loss Value of such Unit, determined as of such Rental Payment date; (iii) and other sums, if any, that shall have become due and payable hereunder; and (iv) interest on the foregoing at the lower of the rate equal to 1.5% per month or the highest rate then permitted by applicable law from the due date(s) of such payment(s) to the date of payment. On receipt by Lessor of the amount specified hereinabove with respect to each such Unit so lost, stolen, destroyed, damaged or seized, this Lease shall be deemed terminated as to such Unit and rent in respect of such Unit shall be deemed abated, as of the Rental Payment date next succeeding such loss, theft, damage, destruction or seizure; and so long as no default or Event of Default has occurred and is continuing hereunder, Lessor shall on demand, transfer title to such Unit "as is, where is, without recourse, representation or warranty," to Lessee, or, if appropriate in Lessor's sole judgment, which judgment shall be exercised in a reasonable manner, and on prior notice to Lessee, to Lessee's insurance carrier. Any proceeds of insurance obtained by Lessor pursuant to Section 8 hereof received by Lessee shall be paid to Lessor promptly upon their receipt by Lessee. (c) So long as no Event of Default shall have occurred and be continuing, any proceeds of insurance obtained pursuant to Section 8 hereof received with respect to any Unit the repair of which is practical shall, at the election of Lessee, be applied either to the repair of such Unit or, upon Lessor's receipt of evidence of the repair of the Unit reasonably satisfactory to Lessor, to the reimbursement of Lessee for the cost of such repair. (d) Lessee shall promptly, but in any event within 30 days thereafter, notify Lessor in writing in reasonable detail of any loss, theft, destruction or seizure described in this
Section 9.

      10.     EVENTS OF DEFAULT:  An "Event of Default" shall occur if Lessee:
(a) fails to pay/make any Rental Payment or other payment required hereunder when due and such failure continues for a period of 10 business days; or (b) fails to perform or observe any other material covenant, condition or agreement hereunder or breaches any provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach for a period of 30 days after written notice by Lessor: or (c) makes any representation or warranty herein or in any document furnished in connection herewith, which shall have been materially false or inaccurate when made; or (d) fails to maintain insurance under this Lease or otherwise required by the Lessor hereunder; or
(e) shall admit in writing that it is unable to pay its debts as they become due, become insolvent or bankrupt or make an assignment for the benefit of its creditors or consents to the appointment of a trustee or receiver or insolvency proceedings shall be instituted by or against Lessee; or (f) has caused an Event of Default to occur under the Financing Agreement.

      11. REMEDIES: Upon the occurrence of any Event of Default and at any time thereafter, provided such Event of Default is then continuing (which occurrences, for purposes of clause (a)(ii)(B) below is the day Lessee shall be deemed to tender possession of the Property to Lessor), (a) Lessor may, in its discretion, do any one or more of the following all of which Lessor and Lessee expressly agree are commercially reasonable under the UCC and any other applicable law: (i) terminate this Lease; (ii) declare to be immediately due and payable: (A) all unpaid rent and sums then due and payable under this Lease (other than amounts payable under clause (B) hereof, if any,) plus (B) an amount equal to the greater of the then applicable Stipulated Loss Value (which value Lessee acknowledges has a reasonable discount rate implicit therein) or the then applicable fair market value of the Property as determined by Lessor (but in no event less than 15% of Lessor's Cost); (iii) require that Lessee return all Property to Lessor in accordance with Section 4 hereof; (iv) enter upon the premises where such Property is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry;
(v) sell any or all of the Property at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Property, all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto subject to applicable law; (vi) exercise any other right or remedy which may be available under the UCC or other applicable law including the right to recover damages for the breach hereof.
(b) In addition, Lessee shall be liable for, and reimburse Lessor for, all reasonable and necessary attorneys' fees and other expenses incurred by Lessor as a result of the foregoing defaults, or the exercise of Lessor's remedies, including placing any Property in the condition required by Section 4 hereof. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.
(c) There shall be no waiver by Lessor of any default unless in writing and such waiver shall not constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's other rights. After final disposition of all equipment as a result of the exercise of remedies under this Section 11, Lessee shall be entitled to receive from Lessor the amount, if any, by which the monetary recovery by Lessor under this Section 11 exceeds the aggregate amount payable to Lessor by Lessee under clause (a)(ii) above; PROVIDED, HOWEVER, that Lessee shall in no event be entitled to receive from Lessor more than the amount actually paid to Lessor by Lessee under this Section 11 (which amount is retained by Lessor).

      12. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS: Lessee warrants and represents the following: (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and authorized to do business in the state where the Property will be located. (ii) Lessee has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Lease and perform the terms hereof and of each Schedule. (iii) There is no action, proceeding or patent claim pending or, insofar as Lessee knows, threatened against Lessee or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect of the business, condition or operations of Lessee or such subsidiary. (iv) This Lease has been duly executed and delivered by Lessee and constitutes the valid, binding and enforceable obligation of Lessee.

      13. MISCELLANEOUS: (a) Any notices hereunder shall be in writing and shall be deemed given when delivered personally, by private courier, by facsimile transmission or sent by certified mail, postage prepaid, addressed to the other party at its address set forth herein or to such other address as either party may designate in writing. Such notices or demands shall be deemed given upon receipt in the case of personal delivery, mailing or facsimile transmission. (b) Lessee will promptly execute and deliver to Lessor such further reasonable documents (including, but not limited to, financing statements) and take such further reasonable action (such as obtaining landlord or mortgagee's waivers), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease on an assignment of Lessor's interest herein. (c) Lessee shall furnish to Lessor monthly and audited annual financial statements and such other financial information as Lessor may reasonably request from time to time. (d) This Lease constitutes the entire agreement on the subject matter hereof between the parties hereto (other than any document executed in connection herewith) and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. (e) Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof: and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Time is of the essence with respect to the Lease. (g) The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. (h) All payments shall be paid to the address designated in writing by Lessor. (i) Lessee's and Lessor's obligations hereunder shall survive the expiration and termination of the Term to the extent required for full performance and satisfaction thereof. (i) ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Lease is being executed in the State of California and is to be performed in such State. (k) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument PROVIDED, HOWEVER, that to the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease other than the original executed counterpart of this Lease, which shall be identified as such counterpart.

      14. AMENDMENTS, MODIFICATIONS, WAIVERS: NONE OF THE PROVISIONS OF THIS LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.

          INITIALS____(LESSOR)        INITIALS____(LESSEE)



This Lease is hereby duly executed by the parties hereto as set forth below.


LESSEE:                                LESSOR:

ARRIS PHARMACEUTICAL CORPORATION       HAMBRECHT & QUIST GUARANTY FINANCE, L.P.



BY:                                    BY:
       -----------------------------            -------------------------------

NAME:                                  NAME:
       -----------------------------            -------------------------------

TITLE:                                 TITLE:
       -----------------------------            -------------------------------

DATE:                                  DATE:
       -----------------------------            -------------------------------

      14. AMENDMENTS, MODIFICATIONS, WAIVERS: NONE OF THE PROVISIONS OF THIS LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.


      INITIALS DMC (LESSOR)           INITIALS DHP (LESSEE)


This Lease is hereby duly executed by the parties hereto as set forth below.



LESSEE:                                LESSOR:

ARRIS PHARMACEUTICAL CORPORATION       HAMBRECHT & QUIST GUARANTY FINANCE, L.P.



BY:       /S/ DANIEL H. PETREE         BY:        /S/ DONALD M. CAMPBELL
       -----------------------------            -------------------------------

NAME:                                  NAME:
       -----------------------------            -------------------------------

TITLE:    CFO                          TITLE:     President
       -----------------------------            -------------------------------
                                       Guaranty Finance Management Corp.
                                       General Partner
                                                       ------------------------

DATE:        MARCH 29, 1996            DATE:          MARCH 29, 1996
       -----------------------------            -------------------------------

                                   SCHEDULE NO.  1
                                      TRUE LEASE
                               EQUIPMENT SALE/LEASEBACK

      This Schedule No. 1 (this "Schedule"), dated March ___, 1996 is a part of the Master Property Lease Agreement, dated as of MARCH ___, 1996 (the "Lease"), between Hambrecht & Quist Guaranty Finance, L.P. ("Lessor") and Arris Pharmaceutical Corporation ("Lessee"). The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.
In the event of any conflict between the terms of the Lease and the terms of this Schedule, the Schedule shall govern.

      1.      DESCRIPTION AND COST OF UNITS

              (a) The Units are described in Annex A hereto. The Lessor's Cost for this Schedule is: $__________

              (b) The total Lessor's Cost of all Units under all Schedules subject to the Lease shall not exceed $2,000,000 of which the initial $________ scheduled shall be the initial lease ("Initial Lease") of which no more than $1,500,000 may be for Trade Fixtures/Tenant Improvements, and the rest may be for Equipment. Subsequent to scheduling the Initial Lease no more than $__________ may be for Equipment on an additional lease ("Additional Lease").

              (c) Separate schedules under the Lease shall be prepared for Trade Fixtures/Tenant Improvements and Equipment, and this Schedule is for:
EQUIPMENT.

              (d) Separate schedules under the Lease shall be prepared for the Initial Lease and in the event Additional Personal Property is added to the Lease, the lease of such personal property shall be deemed an Additional Lease, and this Schedule is for the INITIAL LEASE.

      2.      TERM; ACCEPTANCE; REPRESENTATIONS

              (a) Lessee represents and warrants that all of the Units being delivered on the date hereof are accurately described in Annex A attached hereto and have been fully assembled and conform to all applicable performance criteria.

              (b) Lessee certifies that the requirements of the Lease and of Lessor with respect to the identification of the Units have been met.

              (c) Lessee confirms that on the date hereof (i) all of the Units described on Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; (ii) the term of the Lease with respect to said Units commenced; and (iii) Lessee became obligated to make Rental Payments to Lessor as provided in the Lease and this Schedule.

              (d) The Initial Lease Term for the Units covered by this Schedule shall commence on APRIL 1, 1996 and continue for 67 full months
thereafter through October 31, 2001.   The term of this Lease with respect to
any Additional Personal Property covered by this Schedule shall commence on the date shown in the Acceptance Notice and continue through October 31, 2001.

              (e) This Schedule describes the terms of, and is intended by the parties hereto to be, an integral part of a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If the Lease as supplemented by this Schedule constitutes such a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to this Schedule and proceeds thereof, in accordance with the Security Agreement executed by Lessee on March 29, 1994, to secure all of Lessee's obligations under the Lease and this Schedule.

              (f) On the date hereof, the representations and warranties contained in Section 12 of the Lease are true and correct, except as described in Annex C hereto, and there exists on such date no Event of Default.

      3.      RENT

      The "Rent Commencement Date" for the Initial Lease shall be April 1,
1996. The "Rent Commencement Date" for an Additional Lease shall be the earlier of (a) the first day of the month after the Equipment was purchased or (b) October 1, 1996.

      Initial rent per month: $________ plus applicable taxes, which amount shall be adjusted in accordance with the rate factors and terms shown hereinbelow:

-  Lease Rate Factor (as a percentage of Property's original Cost to Lessor):
   2.0348%   PER MONTH.

      Rental Payments shall be made monthly in advance on the first day of each month, beginning on the Rent Commencement Date.

      INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Property on the Schedule shall be as follows:

Lessee's Invoice Address:              Remit Monthly Rental Amount To:

Arris Pharmaceutical Corporation       Hambrecht & Quist Guaranty Finance
385 Oyster Point Blvd., Ste. 3         One Bush Street
South San Francisco, CA 94080          San Francisco, CA 94104

      It is not the intent of the parties to create rent or other payment obligations on Lessee which will be considered usurious under applicable California law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then the Lessee's rental shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the rentals shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor.

4.    STIPULATED LOSS VALUES

      The Stipulated Loss Value payable by Lessee pursuant to Section 9 of the Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached hereto as Annex B opposite the rental payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and rents shall not be prorated.

      5.  INSURANCE

      (a) The deductible with respect to "all-risk" and product liability insurance to be obtained by Lessee pursuant to Section 8 of the Lease shall not exceed $25,000; except for earthquake and flood insurance where the amount customary for this shall apply, otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lessor.

      (b) The amount of the general public liability insurance (other than products liability coverage and completed operations insurance) required by
Section 8 of the Lease shall be at least $2,000,000 per occurrence with a
$2,000,000 annual aggregate limit as of the date hereof.   The amount of the
products liability and completed operations insurance required by Section 8 of the Lease shall be at least $1,000,000 per occurrence with a $1,000,000 annual aggregate limit. The amounts of comprehensive general public liability and products liability insurance coverage (including contractual liability coverage) required by Section 8 of the Lease shall be in an amount per occurrence, for all Schedules in effect as of the date of this Schedule, of at least $2,000,000 as of the date hereof.

      6.      OPTIONS

      (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee may elect one of the applicable following options in clauses (i) or (ii) or (iii) below:

           (i)      LESSEE'S OPTION TO PURCHASE TRADE FIXTURES/TENANT
IMPROVEMENTS: Lessee may elect to purchase all, but not less than all, of the Units under all schedules for Trade Fixtures/Tenant Improvement under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less fifty percent (50%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (ii) LESSEE'S OPTION TO PURCHASE EQUIPMENT: Lessee may elect to purchase all, but not less than all, of the Units under all schedules for Equipment, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iii)    LESSEE'S OPTION TO PURCHASE EQUIPMENT DESIGNATED AS SPECIAL
EQUIPMENT: Provided that Lessee has exercised its option to purchase Trade Fixtures/Tenant Improvements under clause (i) above, Lessee may elect to purchase all, but not less than all, the Units under all schedules for Equipment that has been designated as Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iv)     LESSEE'S OPTION TO CANCEL TRADE FIXTURES/TENANT
IMPROVEMENT: Lessee may terminate the rental obligation on all, but not less than all, of all Trade Fixtures/Tenant Improvement schedules and all Equipment schedules which have been designated as Special Equipment, as of October 31, 2001 or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all such Units in accordance with the terms of the Lease.

           (v) LESSEE'S OPTION TO CANCEL EQUIPMENT: Lessee may terminate the rental obligation on all, but not less than all, Equipment schedules, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001 or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vi) LESSEE'S OPTION TO CANCEL EQUIPMENT ON SCHEDULES THAT HAS BEEN DESIGNATED SPECIAL EQUIPMENT: Provided that Lessee has exercised its option under clause (iv) above, Lessee may terminate the rental obligation on all, but not less than all, Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001 or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vii)    AUTOMATIC RENEWAL OF TRADE FIXTURES/TENANT IMPROVEMENT
LEASE: If the foregoing options in clauses (i) or (iv) for all Trade Fixtures/Tenant Improvement Schedules are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of fifty percent (50%) of the initial rent rate or a Lease Rate Factor of 1.0422% times the original cost to Lessor of the Tenant Improvements plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (viii) AUTOMATIC RENEWAL OF EQUIPMENT LEASE: If the foregoing options in clauses (ii) or (v) for an Equipment Schedule, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of 0.7121% times the original cost to Lessor of the Equipment, plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (ix) AUTOMATIC RENEWAL OF EQUIPMENT LEASE FOR EQUIPMENT DESIGNATED
AS SPECIAL EQUIPMENT: If the foregoing options in clauses (i) or (iv) for Trade Fixtures/Tenant Improvements and clauses ((iii) and (vi) for Equipment designated as Special Equipment, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of ______% times the original cost to Lessor of the Equipment designated Special Equipment plus applicable taxes. Monthly Rental Payments shall be made in advance.

      (b) WARRANTIES: THE PURCHASE OF THE UNITS BY LESSEE PURSUANT TO ITS
OPTION HEREIN SHALL BE "AS IS, WHERE IS," WITHOUT RECOURSE TO OR ANY WARRANTY BY LESSOR, OTHER THAN A WARRANTY THAT THE UNITS ARE FREE AND CLEAR OF LIENS AND ENCUMBRANCES RESULTING FROM ACTS OF LESSOR.

      7. NOTICES. All notices (and financial information required to be delivered to Lessor under Section 13(c) of the Lease) shall be addressed as follows:

If to Lessor:       Hambrecht & Quist Guaranty Finance
                    One Bush Street
                    San Francisco, California 94104

If to Lessee, at the address set forth on the signature page to this Schedule.

      8. CONDITIONS. Lessor's obligations under the Lease and the Schedules are subject to the prior satisfaction of the following conditions:

      (1) Duly executed Schedule marked "Original."

      (2) Duly executed Certificate of Acceptance.

      (3) UCC Searches, if requested by Lessor.

      (4) Certificate of Chief Financial Officer in form attached hereto.

      (5) Copies of invoices and/or purchase orders assigned to Lessor or original invoices and/or purchase orders issued in Lessor's name, for all Units being placed under the Lease on the date of this Schedule and a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit A hereto.

      (6) In addition, the following conditions must be satisfied:

           (a) Lessor shall not be obligated to purchase Units after September 30, 1996

           (b) the Units described on the Schedule are reasonably acceptable to Lessor,

           (c) LESSEE or its agent has inspected and placed identification labels (supplied by Lessor) on Units,

           (d) On or before the date of this Schedule, Lessee shall have executed and Lessor shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-l and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit).

           (e) As of the date of this Schedule, there shall not have occurred any material adverse change in the general affairs, management, financial condition or results of operations of Lessee and its consolidated subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date first written on the first page of the Lease.

           (f) On or before the date of this Schedule, Lessor shall have provided to the entity which sold the Units to Lessor a sales tax exemption certificate therefor.

           (g) On or before the date of this Schedule, Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

HAMBRECHT & QUIST                      ARRIS PHARMACEUTICAL
GUARANTY FINANCE, L.P.                 CORPORATION




By:                       .            By:                       .
   ------------------------               ------------------------


Title:                       .         Title:                       .
      ------------------------               ------------------------

                                       Lessee's address for notices:
                                       Arris Pharmaceutical Corporation
                                       Attention:  Controller
                                       385 Oyster Point Blvd., Suite 3
                                       South San Francisco, CA 94080

                                   SCHEDULE NO.  2
                                      TRUE LEASE
                  TRADE FIXTURES/TENANT IMPROVEMENTS SALE/LEASEBACK

      This Schedule No. 2 (this "Schedule"), dated March 29, 1996, is a part of the Master Property Lease Agreement, dated as of March 29, 1996 (the "Lease"), between Hambrecht & Quist Guaranty Finance, L.P. ("Lessor") and Arris Pharmaceutical Corporation ("Lessee"). The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein. In the event of any conflict between the terms of the Lease and the terms of this Schedule, the Schedule shall govern.

      1.   DESCRIPTION AND COST OF UNITS

           (a) The Units are described in Annex A hereto. The Lessor's Cost for this Schedule is: $1,296,622.00.

           (b) The total Lessor's Cost of all Units under all Schedules subject to the Lease shall not exceed $2,000,000, of which the initial $1,296,622.00 scheduled shall be the initial lease ("Initial Lease") of which no more than $1,500,000 may be for Trade Fixtures/Tenant Improvements, and the rest may be for Equipment. Subsequent to scheduling the Initial Lease no more than $703,378.00 may be for Equipment on an additional lease ("Additional Lease").

           (c) Separate schedules under the Lease shall be prepared for Trade Fixtures/Tenant Improvements and Equipment, and this Schedule is for: TRADE FIXTURES/TENANT IMPROVEMENTS.

           (d) Separate schedules under the Lease shall be prepared for the Initial Lease and in the event Additional Personal Property is added to the Lease, the lease of such personal property shall be deemed an Additional Lease, and this Schedule is for the INITIAL LEASE.

      2.   TERM; ACCEPTANCE; REPRESENTATIONS

           (a) Lessee represents and warrants that all of the Units being delivered on the date hereof are accurately described in Annex A attached hereto and have been fully assembled and conform to all applicable performance criteria.

           (b) Lessee certifies that the requirements of the Lease and of Lessor with respect to the identification of the Units have been met.

           (c) Lessee confirms that on the date hereof (i) all of the Units described on Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; (ii) the term of the Lease with respect to said Units commenced; and (iii) Lessee became obligated to make Rental Payments to Lessor as provided in the Lease and this Schedule.

           (d) The Initial Lease Term for the Units covered by this Schedule shall commence on APRIL 1, 1996 and continue for 67 full months thereafter
through OCTOBER 31, 2001.   The term of this Lease with respect to any
Additional Personal Property covered by this Schedule shall commence on the date shown in the Acceptance Notice and continue through October 31, 2001.

           (e) This Schedule describes the terms of, and is intended by the parties hereto to be, an integral part of a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If the Lease as supplemented by this Schedule constitutes such a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to this Schedule and proceeds thereof, in accordance with the Security Agreement executed by Lessee on March 29, 1994, to secure all of Lessee's obligations under the Lease and this Schedule.

           (f) On the date hereof, the representations and warranties contained in Section 12 of the Lease are true and correct, except as described in Annex C hereto, and there exists on such date no Event of Default.

      3.   RENT

      The "Rent Commencement Date" for the Initial Lease shall be April 1,
1996. The "Rent Commencement Date" for an Additional Lease shall be the earlier of (a) the first day of the month after the Equipment was purchased or (b) October 1, 1996.

      Initial rent per month: $27,025.49, plus applicable taxes, which amount shall be adjusted in accordance with the rate factors and terms shown herein below:

- Lease Rate Factor (as a percentage of Property's original Cost to Lessor): 2.0843% PER MONTH.

      Rental Payments shall be made monthly in advance on the first day of each month, beginning on the Rent Commencement Date.

      INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Property on the Schedule shall be as follows:

Lessee's Invoice Address:              Remit Monthly Rental Amount To:

Arris Pharmaceutical Corporation       Hambrecht & Quist Guaranty Finance
385 Oyster Point Blvd., Ste. 3         One Bush Street
South San Francisco, CA 94080          San Francisco, CA 94104

      It is not the intent of the parties to create rent or other payment obligations on Lessee which will be considered usurious under applicable California law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then the Lessee's rental shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the rentals shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor.

      4.   STIPULATED LOSS VALUES

      The Stipulated Loss Value payable by Lessee pursuant to Section 9 of the Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached hereto as Annex B opposite the rental payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and rents shall not be prorated.

      5.    INSURANCE

      (a) The deductible with respect to "all-risk" and product liability insurance to be obtained by Lessee pursuant to Section 8 of the Lease shall not exceed $25,000; except for earthquake and flood insurance where the amount customary for this shall apply, otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lessor.

      (b) The amount of the general public liability insurance (other than products liability coverage and completed operations insurance) required by
Section 8 of the Lease shall be at least $2,000,000 per occurrence with a
$2,000,000 annual aggregate limit as of the date hereof.   The amount of the
products liability and completed operations insurance required by Section 8 of the Lease shall be at least $1,000,000 per occurrence with a $1,000,000 annual aggregate limit. The amounts of comprehensive general public liability and products liability insurance coverage (including contractual liability coverage) required by

Section 8 of the Lease shall be in an amount per occurrence, for all Schedules in effect as of the date of this Schedule, of at least $2,000,000 as of the date hereof.

      6.   OPTIONS

      (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee may elect one of the applicable following options in clauses (i) or (ii) or (iii) below:

           (i)      LESSEE'S OPTION TO PURCHASE TRADE FIXTURES/TENANT
IMPROVEMENTS:   Lessee may elect to purchase all, but not less than all, of the
Units under all schedules for Trade Fixtures/Tenant Improvement under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less fifty percent (50%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (ii) LESSEE'S OPTION TO PURCHASE EQUIPMENT: Lessee may elect to purchase all, but not less than all, of the Units under all schedules for Equipment, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iii)    LESSEE'S OPTION TO PURCHASE EQUIPMENT DESIGNATED AS SPECIAL
EQUIPMENT: Provided that Lessee has exercised its option to purchase Trade Fixtures/Tenant Improvements under clause (i) above, Lessee may elect to purchase all, but not less than all, the Units under all schedules for Equipment that has been designated as Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iv)     LESSEE'S OPTION TO CANCEL TRADE FIXTURES/TENANT
IMPROVEMENT: Lessee may terminate the rental obligation on all, but not less than all, of all Trade Fixtures/Tenant Improvement schedules and all Equipment schedules which have been designated as Special Equipment, as of October 31,

2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all such Units in accordance with the terms of the Lease.

           (v) LESSEE'S OPTION TO CANCEL EQUIPMENT: Lessee may terminate the rental obligation on all, but not less than all, Equipment schedules, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vi) LESSEE'S OPTION TO CANCEL EQUIPMENT ON SCHEDULES THAT HAS BEEN DESIGNATED SPECIAL EQUIPMENT: Provided that Lessee has exercised its option under clause (iv) above, Lessee may terminate the rental obligation on all, but not less than all, Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vii)    AUTOMATIC RENEWAL OF TRADE FIXTURES/TENANT IMPROVEMENT
LEASE: If the foregoing options in clauses (i) or (iv) for all Trade Fixtures/Tenant Improvement Schedules are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of fifty percent (50%) of the initial rent rate or a Lease Rate Factor of 1.0422% of the original cost to Lessor of the Tenant Improvements, plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (viii) AUTOMATIC RENEWAL OF EQUIPMENT LEASE: If the foregoing options in clauses (ii) or (v) for an Equipment Schedule, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of _______times the original cost to Lessor of the Equipment plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (ix) Automatic Renewal of Equipment Lease for Equipment designated as Special Equipment: If the foregoing options in clauses (i) or
(iv) for Trade Fixtures/Tenant Improvements and clauses ((iii) and (vi) for Equipment designated as Special Equipment, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of _________ times the original cost to

Lessor of the Equipment designated Special Equipment plus applicable taxes. Monthly Rental Payments shall be made in advance.

      (b) WARRANTIES: THE PURCHASE OF THE UNITS BY LESSEE PURSUANT TO ITS
OPTION HEREIN SHALL BE "AS IS, WHERE IS," WITHOUT RECOURSE TO OR ANY WARRANTY BY LESSOR, OTHER THAN A WARRANTY THAT THE UNITS ARE FREE AND CLEAR OF LIENS AND ENCUMBRANCES RESULTING FROM ACTS OF LESSOR.

      7. NOTICES. All notices (and financial information required to be delivered to Lessor under Section 13(c) of the Lease) shall be addressed as follows:

If to Lessor:       Hambrecht & Quist Guaranty Finance
                    One Bush Street
                    San Francisco, California 94104

If to Lessee, at the address set forth on the signature page to this Schedule.

      8. CONDITIONS. Lessor's obligations under the Lease and the Schedules are subject to the prior satisfaction of the following conditions:

      (1) Duly executed Schedule marked "Original."

      (2) Duly executed Certificate of Acceptance.

      (3) UCC Searches, if requested by Lessor.

      (4) Certificate of Chief Financial Officer in form attached hereto.

      (5) Copies of invoices and/or purchase orders assigned to Lessor or original invoices and/or purchase orders issued in Lessor's name, for all Units being placed under the Lease on the date of this Schedule and a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit A hereto

      (6)  In addition, the following conditions must be satisfied:

           (a) Lessor shall not be obligated to purchase Units after September 30, 1996.

           (b) the Units described on the Schedule are reasonably acceptable to Lessor,

           (c) Lessee or its agent has inspected and placed identification labels (supplied by Lessor) on Units,

           (d) On or before the date of this Schedule, Lessee shall have executed and Lessor shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-l and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit).

           (e) As of the date of this Schedule, there shall not have occurred any material adverse change in the general affairs, management, financial condition or results of operations of Lessee and its consolidated subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date first written on the first page of the Lease.

           (f) On or before the date of this Schedule, Lessor shall have provided to the entity which sold the Units to Lessor a sales tax exemption certificate therefor.

           (g) On or before the date of this Schedule, Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.


HAMBRECHT & QUIST                           ARRIS PHARMACEUTICAL
GUARANTY FINANCE, L.P.                      CORPORATION


By:  /s/ Donald M. Campbell                 By: /s/ Daniel H. Petree
   ------------------------------              ---------------------------


Title: President                            Title: CFO
        Guaranty Finance Management Corp.
        General Partner


                                            Lessee's address for notices:
                                            Arris Pharmaceutical Corporation
                                            Attention:  Controller
                                            385 Oyster Point Blvd., Suite  3
                                            South San Francisco, CA 94080

                                   SCHEDULE NO. ___
                                      TRUE LEASE
                                      EQUIPMENT


      This Schedule No. ___ (this "Schedule"), dated ______________ is a part of the Master Property Lease Agreement, dated as of March __, 1996 (the "Lease"), between Hambrecht & Quist Guaranty Finance, L.P. ("Lessor") and Arris Pharmaceutical Corporation ("Lessee"). The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.
In the event of any conflict between the terms of the Lease and the terms of this Schedule, the Schedule shall govern.

      1.   DESCRIPTION AND COST OF UNITS

           (a) The Units are described in Annex A hereto. The Lessor's Cost for this Schedule is: $ __________

           (b) The total Lessor's Cost of all Units under all Schedules subject to the Lease shall not exceed $2,000,000 of which the initial $ _________ scheduled shall be the initial lease ("Initial Lease") of which no more than $1,500,000 may be for Trade Fixtures/Tenant Improvements, and the rest may be for Equipment. Subsequent to scheduling the Initial Lease no more than $ _________ may be for Equipment on an additional lease ("Additional Lease").

           (c) Separate schedules under the Lease shall be prepared for Trade Fixtures/Tenant Improvements and Equipment, and this Schedule is for:
EQUIPMENT.

           (d) Separate schedules under the Lease shall be prepared for the Initial Lease and in the event Additional Personal Property is added to the Lease, the lease of such personal property shall be deemed an Additional Lease, and this Schedule is for an ADDITIONAL LEASE.

      2.   TERM; ACCEPTANCE; REPRESENTATIONS

           (a) Lessee represents and warrants that all of the Units being delivered on the date hereof are accurately described in Annex A attached hereto and have been fully assembled and conform to all applicable performance criteria.

           (b) Lessee certifies that the requirements of the Lease and of Lessor with respect to the identification of the Units have been met.

           (c) Lessee confirms that on the date hereof (i) all of the Units described on Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; (ii) the term of the Lease with respect to said Units commenced; and (iii) Lessee became obligated to make Rental Payments to Lessor as provided in the Lease and this Schedule.

           (d) The Initial Lease Term for the Units covered by this Schedule shall commence on ______________ and continue for ____ full months thereafter
through October 31, 2001.   The term of this Lease with respect to any
Additional Personal Property covered by this Schedule shall commence on the date shown in the Acceptance Notice and continue through October 31, 2001.

           (e) This Schedule describes the terms of, and is intended by the parties hereto to be, an integral part of a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If the Lease as supplemented by this Schedule constitutes such a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to this Schedule and proceeds thereof, in accordance with the Security Agreement executed by Lessee concurrent herewith, to secure all of Lessee's obligations under the Lease and this Schedule.

           (f) On the date hereof, the representations and warranties contained in Section 12 of the Lease are true and correct, except as described in Annex C hereto, and there exists on such date no Event of Default.

      3.   RENT

      The "Rent Commencement Date" for the Initial Lease shall be April 1,
1996. The "Rent Commencement Date" for an Additional Lease shall be the earlier of (a) the first day of the month after the Equipment was purchased or (b) October 1, 1996.

      Initial rent per month: $________ plus applicable taxes, which amount shall be adjusted in accordance with the rate factors and terms shown hereinbelow:

-   Lease Rate Factor (as a percentage of Property's original Cost to Lessor):
    ______%   per month.

      Rental Payments shall be made monthly in advance on the first day of each month, beginning on the Rent Commencement Date.

      INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Property on the Schedule shall be as follows:

Lessee's Invoice Address:              Remit Monthly Rental Amount To:

Arris Pharmaceutical Corporation       Hambrecht & Quist Guaranty Finance
385 Oyster Point Blvd., Ste. 3         One Bush Street
South San Francisco, CA 94080          San Francisco, CA 94104

      It is not the intent of the parties to create rent or other payment obligations on Lessee which will be considered usurious under applicable California law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then the Lessee's rental shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the rentals shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor.

      4.   STIPULATED LOSS VALUES

      The Stipulated Loss Value payable by Lessee pursuant to Section 9 of the Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached hereto as Annex B opposite the rental payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and rents shall not be prorated.

      5.    INSURANCE

      (a) The deductible with respect to "all-risk" and product liability insurance to be obtained by Lessee pursuant to Section 8 of the Lease shall not exceed $25,000; except for earthquake and flood insurance where the amount customary for this shall apply, otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lessor.

      (b) The amount of the general public liability insurance (other than products liability coverage and completed operations insurance) required by
Section 8 of the Lease shall be at least $2,000,000 per occurrence with a
$2,000,000 annual aggregate limit as of the date hereof.   The amount of the
products liability and completed operations insurance required by Section 8 of the Lease shall be at least $1,000,000 per occurrence with a $1,000,000 annual aggregate limit. The amounts of comprehensive general public liability and products liability insurance coverage (including contractual liability coverage) required by

Section 8 of the Lease shall be in an amount per occurrence, for all Schedules in effect as of the date of this Schedule, of at least $2,000,000 as of the date hereof.

      6.   OPTIONS

      (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee may elect one of the applicable following options in clauses (i) or (ii) or (iii) below:

           (i)      LESSEE'S OPTION TO PURCHASE TRADE FIXTURES/TENANT
IMPROVEMENTS:   Lessee may elect to purchase all, but not less than all, of the
Units under all schedules for Trade Fixtures/Tenant Improvement under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less fifty percent (50%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (ii) LESSEE'S OPTION TO PURCHASE EQUIPMENT: Lessee may elect to purchase all, but not less than all, of the Units under all schedules for Equipment, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iii)    LESSEE'S OPTION TO PURCHASE EQUIPMENT DESIGNATED AS SPECIAL
EQUIPMENT: Provided that Lessee has exercised its option to purchase Trade Fixtures/Tenant Improvements under clause (i) above, Lessee may elect to purchase all, but not less than all, the Units under all schedules for Equipment that has been designated as Special Equipment on a rider to the schedule, under the Lease at any time on or after the expiration of the initial term for a purchase price equal to the Lessor's Cost as described in paragraph 1(a) of this Schedule less sixty five percent (65%) of all rents paid (exclusive of sales tax and miscellaneous fees) to that date, but in no event for less than ten percent (10%) of Lessor's Cost, plus any applicable sales or other transfer tax.

           (iv)     LESSEE'S OPTION TO CANCEL TRADE FIXTURES/TENANT
IMPROVEMENT: Lessee may terminate the rental obligation on all, but not less than all, of all Trade Fixtures/Tenant Improvement schedules and all Equipment schedules which have been designated as Special Equipment, as of October 31,

2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all such Units in accordance with the terms of the Lease.

           (v) LESSEE'S OPTION TO CANCEL EQUIPMENT: Lessee may terminate the rental obligation on all, but not less than all, Equipment schedules, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vi) Lessee's Option to Cancel Equipment on schedules that has been designated Special Equipment: Provided that Lessee has exercised its option under clause (iv) above, Lessee may terminate the rental obligation on all, but not less than all, Equipment on schedules that has been designated Special Equipment on a rider to the schedule, as of October 31, 2001, or any subsequent month end, by giving six months written notice to Lessor; and shall along with such notice notify Lessor it will return all Units in accordance with the terms of the Lease.

           (vii)    AUTOMATIC RENEWAL OF TRADE FIXTURES/TENANT IMPROVEMENT
LEASE: If the foregoing options in clauses (i) or (iv) for all Trade Fixtures/Tenant Improvement Schedules are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of fifty percent (50%) of the initial rent rate or a Lease Rate Factor of 1.0422% of the original cost to Lessor of the Tenant Improvements plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (viii) AUTOMATIC RENEWAL OF EQUIPMENT LEASE: If the foregoing options in clauses (ii) or (v) for an Equipment Schedule, exclusive of Equipment on schedules that has been designated Special Equipment on a rider to the schedule, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of ___% OF the original cost to Lessor of the Equipment plus applicable taxes. Monthly Rental Payments shall be made in advance.

           (ix) Automatic Renewal of Equipment Lease for Equipment designated as Special Equipment: If the foregoing options in clauses (i) or
(iv) for Trade Fixtures/Tenant Improvements and clauses ((iii) and (vi) for Equipment designated as Special Equipment, are not duly exercised by Lessee, the Lease shall be renewed at a month-to-month basis at a rate of thirty-five (35%) of the initial rent rate or a Lease Rate Factor of _____% of the original cost to Lessor of the Equipment designated Special Equipment plus applicable taxes. Monthly Rental Payments shall be made in advance.

      (b) WARRANTIES: THE PURCHASE OF THE UNITS BY LESSEE PURSUANT TO ITS
OPTION HEREIN SHALL BE "AS IS, WHERE IS," WITHOUT RECOURSE TO OR ANY WARRANTY BY LESSOR, OTHER THAN A WARRANTY THAT THE UNITS ARE FREE AND CLEAR OF LIENS AND ENCUMBRANCES RESULTING FROM ACTS OF LESSOR.

      7. NOTICES. All notices (and financial information required to be delivered to Lessor under Section 13(c) of the Lease) shall be addressed as follows:

If to Lessor:       Hambrecht & Quist Guaranty Finance
                    One Bush Street
                    San Francisco, California 94104

If to Lessee, at the address set forth on the signature page to this Schedule.

      8. CONDITIONS. Lessor's obligations under the Lease and the Schedules are subject to the prior satisfaction of the following conditions:

      (1) Duly executed Schedule marked "Original."

      (2) Duly executed Certificate of Acceptance.

      (3) UCC Searches, if requested by Lessor.

      (4) Certificate of Chief Financial Officer in form attached hereto.

      (5) Copies of invoices and/or purchase orders assigned to Lessor or original invoices and/or purchase orders issued in Lessor's name, for all Units being placed under the Lease on the date of this Schedule and a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit A hereto.

      (6) In addition, the following conditions must be satisfied:

           (a) Lessor shall not be obligated to purchase Units after September 30, 1996.

           (b) the Units described on the Schedule are reasonably acceptable to Lessor,

           (c) Lessee or its agent has inspected and placed identification labels (supplied by Lessor) on Units,

           (d) On or before the date of this Schedule, Lessee shall have executed and Lessor shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-l and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit).

           (e) As of the date of this Schedule, there shall not have occurred any material adverse change in the general affairs, management, financial condition or results of operations of Lessee and its consolidated subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date first written on the first page of the Lease.

           (f) On or before the date of this Schedule, Lessor shall have provided to the entity which sold the Units to Lessor a sales tax exemption certificate therefor.

           (g) On or before the date of this Schedule, Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

HAMBRECHT & QUIST                      ARRIS PHARMACEUTICAL
GUARANTY FINANCE, L.P.                 CORPORATION




By:                                    By:
   ---------------------------            ---------------------------


Title:                                 Title:
      ------------------------               ------------------------

                                       Lessee's address for notices:
                                       Arris Pharmaceutical Corporation
                                       Attention:  Controller
                                       385 Oyster Point Blvd., Suite 3
                                       South San Francisco, CA 94080

                              WARRANT PURCHASE AGREEMENT

      THIS WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 29th day of March, 1996 by and among Arris Pharmaceutical Corporation, a Delaware corporation (the "Company") and HAMBRECHT & QUIST GUARANTY FINANCE L.P., a California limited partnership ("H&QGF"). H&QGF shall be referred to herein as the "Investor." As used in this Agreement, the term "Shares" shall mean the shares of Common Stock issuable from time to time upon exercise of the Warrant, as defined in Section 1.1 below, or upon exercise of the rights to convert the Warrant, as provided under Section 7 of the Warrant (the "Conversion Rights").

      The parties hereto agree as follows:

      Article 1.  SALE AND PURCHASE OF WARRANT; CLOSING.

      1.1 SALE AND PURCHASE OF WARRANT. The Company agrees to sell to the Investor and the Investor agrees to purchase from the Company for a purchase price of $380.00, a warrant in the form attached hereto as Exhibit A to purchase 38,000 shares of the Company's Common Stock (the "Common Stock") at an initial per share exercise price of $11.00 or the last closing price of the stock of the Company, on the day of the Closing of this Agreement, whichever is higher. The Warrant will be exercisable at any time on or before March 31, 2004. The warrant to be issued to the Investor hereunder shall be referred to as the "Warrant."

      1.2 CLOSING. The issuance of the Warrant shall take place on the date hereof, or on such other date as the parties shall mutually agree (the "Closing"). At the Closing, the Company shall cause to be delivered to the Investor the Warrant issued in the name of such Investor and Investor shall pay the Company $380.00.

      Article 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby agrees and represents and warrants to the Investor as follows:

      2.1 CORPORATE STATUS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite legal and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly licensed or qualified to transact business as a foreign corporation in each jurisdiction in which the Company is required by reason of its activities or ownership or lease of property to be so qualified and where the failure to be so qualified would have a material adverse effect on the business or operations of the Company.

      2.2 CAPITALIZATION. As of February 29, 1996, the authorized, issued and outstanding capitalization of the Company, including the number of shares of any class reserved for issuance upon exercise of any outstanding options, warrants, conversion privileges or preemptive or other rights is as provided in Schedule 1.

      2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the authorization, issuance and delivery of the Warrant, the reservation of the Shares issuable upon the exercise thereof, and the grant of registration rights to the Investor, has been taken. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Company. When executed and delivered, this Agreement will constitute a valid and binding obligation of the Company.

      2.4 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to enter into this Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrant and the Shares and to carry out and perform its obligations under the terms and conditions of this Agreement and the Warrant.

      2.5 VALIDITY OF WARRANT. The Warrant to be issued and delivered pursuant to this Agreement shall constitute a valid and binding obligation of the Company. The Shares have been duly and validly reserved, and when issued shall be duly authorized, validly issued, fully paid and nonassessable and free of any liens or encumbrances except for restrictions on transfer provided for under applicable federal and state securities laws. During the period within which the purchase right represented by the Warrant may be exercised, the Company shall at all times have authorized, and reserved for issuance upon exercise of the Warrant or upon exercise of the Conversion Rights, a sufficient number of shares of Common Stock to provide for the issuance of the Shares. The issuance of such Common Stock will not be subject to any preemptive rights or rights of first refusal.

      Article 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company that:

      3.1 AUTHORIZATION. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Investor. When executed and delivered, this Agreement will constitute the Investor's valid and legally binding obligation.

      3.2  INVESTMENT REPRESENTATIONS.

           (a) The Investor understands that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of the Investor contained herein.

           (b) The Investor is acquiring the Warrant and the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.

           (c) The Investor is a sophisticated investor experienced in venture capital investing and able to fend for itself. The Investor is able to bear the economic risk of the purchase of the Warrant and the Shares, including a complete loss of such Investor's investment. The Investor has been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as it has deemed necessary or desirable.

      Article 4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING. The obligation of the Investor to purchase the Warrant is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of each of the following conditions:

      4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article 2 hereof shall be true and correct on and as of the Closing.

      4.2 CORPORATE ACTION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been taken.

      4.3 OPINION OF COUNSEL. There shall have been delivered to the Investor an opinion of the Company's Counsel dated as of the date of the Closing in substantially the form attached hereto as Exhibit B.

      4.4 DELIVERY OF WARRANT. The Warrant shall have been delivered to the Investor.

      4.5 GOVERNMENTAL CONSENTS. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with any Federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrant to the Investor pursuant to this Agreement, except post-sale filings which may be required under the Blue Sky laws of any applicable states, shall have been duly obtained or made and shall be effective on and as of the Closing.

      4.6 REGISTRATION RIGHTS. The Company shall provide the Investor such evidence as the Investor may require that all corporate action on the part of the Company, its officers, directors and stockholders necessary for the grant of registration rights pursuant to Section 6 hereof has been taken prior to the Closing.

      Article 5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligation of the Company to issue the Warrant to the Investor is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of the condition that the representations and warranties of the Investor contained in Article 3 hereof shall be true and correct on and as of the Closing.

      Article 6. REGISTRATION RIGHTS. The Company agrees that, with respect to the Shares, the Investor or any transferee thereof shall be entitled to the same registration rights (the "Registration Rights"), in the same manner and the same extent, as a "Holder" pursuant to Section 2 of the Company's Registration Rights Agreement dated April 16, 1993, a true and correct copy of which is attached hereto as Exhibit C (the "Registration Rights Agreement") but shall not otherwise be a party to such agreement. The Investor or its transferee, shall be deemed a "Holder" and the Shares shall be deemed "Registrable Securities" as those terms are defined in the Registration Rights Agreement. Anything to the contrary in the Registration Rights Agreement notwithstanding, the Registration Rights granted hereby to the Investor may be transferred to any affiliate of the Investor. The Company agrees that no consent of the parties to the Registration Rights Agreement is required for the grant of the Registration Rights to the Investor, or if such consent is required it has been obtained in accordance with the Registration Rights Agreement.

      Article 7. COVENANTS OF COMPANY.

      7.1 FINANCIAL STATEMENTS. So long as the Investor continues to hold a Warrant or any Shares, the Company shall deliver to such Investor the Company's annual audited financial statements (consisting of a consolidated profit or loss statement for such fiscal year, a consolidated balance sheet of the Company as of the end of the year, and a consolidated statement of changes in financial condition for such fiscal year, certified by independent public accountants of recognized national standing selected by the Company) within ninety (90) days following the end of each fiscal year of the Company, and the Company's quarterly unaudited financial statements (consisting of an unaudited consolidated profit or loss statement for such fiscal quarter and an unaudited consolidated balance sheet as of the end of such fiscal quarter) within forty-five (45) days after the end of each fiscal quarter. All financial statements delivered to the Investor hereunder shall be prepared in accordance with generally accepted accounting principles on a basis consistently applied by the Company, except that unaudited statements may be subject to non-material year-end audit adjustments and may not contain all footnotes required under generally accepted account principles.

      7.2 STOCKHOLDER DATA. The Company agrees to deliver to the Investor, promptly after they are available, complete copies of any and all press releases, proxy statements, financial statements and reports as the Company shall send to its stockholders generally or to investors under any information rights granted under stock purchase agreements. The Investor shall have all rights to information and access to information as are granted stockholders under the laws of the state of the Company's incorporation.

      7.3 TRANSFER OF INFORMATION RIGHTS. The right to receive information under this Article 7 may be transferred to any subsequent holder of a Warrant who acquires the right to purchase not fewer than 25% of the Shares initially subject to the Warrant (as appropriately adjusted for stock splits, stock dividends, stock subdivisions and stock combinations with respect to Common Stock).

      Article 8.  MISCELLANEOUS

      8.1 AGREEMENT IS ENTIRE CONTRACT. This Agreement, including the Exhibits and Schedule 1 hereto, constitutes the entire contract between the parties hereto with respect to the subject matter hereof.

      8.2 EXPENSES. The Company shall bear its own expenses incurred in connection with the negotiation, preparation, execution and consummation of this Agreement, and the Company shall reimburse the Investor for its out-of-pocket expenses.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the Company and the Investor contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

      8.4 SEVERABILITY. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

      8.5 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

      8.6 GOVERNING LAW. It is the intention of the parties hereto that the internal laws of the State of California, as applied to contracts entered into between California residents to be performed wholly within California, shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

      8.7 BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall be binding upon, and inure to the benefit of, the permitted successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                    ARRIS PHARMACEUTICAL CORPORATION

                    By:     /s/ Daniel H. Petree
                           ---------------------------
                          (Signature)

                    Name:   Daniel H. Petree
                           ---------------------------
                          (Print)

                    Title:  CFO
                           ---------------------------


                    HAMBRECHT & QUIST GUARANTY FINANCE, L.P.

                    By:    Guaranty Finance Management Corp.
                           Its General Partner


                    By:     /s/ Donald M. Campbell
                           ---------------------------
                          (Signature)

                    Name:   Donald M. Campbell
                           ---------------------------
                          (Print)

                    Title:  President
                            Guaranty Finance Management Corp.
                            General Partner

                                      SCHEDULE 1

               Capitalization of the Company as of _________ ___, 1996

                                      EXHIBIT A

                            (Attach a copy of the Warrant)

                                      EXHIBIT B

                           [LETTERHEAD OF COMPANY COUNSEL]

TO:   HAMBRECHT & QUIST GUARANTY FINANCE, L.P.

Gentlemen:

      We have acted as counsel to Arris Pharmaceutical Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale to you of a warrant (the "Warrant") to purchase an aggregate of 38,000 shares of the Common Stock of the Company pursuant to that certain Warrant Purchase Agreement, dated as of March ___, 1996 (the "Agreement"), between you and the Company. We are rendering this opinion pursuant to Section 4.3 of the Agreement. As counsel to the Company, we participated in the preparation, execution and delivery of the Agreement and the Warrant and have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion. Capitalized terms defined in the Agreement, and not otherwise defined herein, are used herein with the meanings so defined.

      Based upon and subject to the foregoing and subject to the qualifications contained herein, we are of the opinion that:

      1. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the due and valid execution and delivery of the Agreement and for the consummation of the transactions contemplated thereby, including, but not limited to, the issuance and sale of the Warrant to you, has been taken. The Company is duly licensed or qualified to transact business as a foreign corporation in each jurisdiction in which the Company is required by reason of its activities or ownership or lease of property to be so qualified.

      2. The Company has all requisite legal and corporate power and authority to enter into this Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrant and the Shares and to carry out and perform its obligations under the terms and conditions of the Agreement and the Warrant.

      3. The Agreement has been duly executed and delivered by the Company and represents a valid and binding obligation of the Company.

      4. The Warrant has been duly and validly issued and represents a valid and binding obligation of the Company.

      5. The shares of Common Stock issuable upon exercise of the Warrant have been duly and validly reserved for issuance and, if issued pursuant to the terms and conditions of the Warrant, shall be duly authorized, validly issued, fully paid and nonassessable.

      6. The Warrant and the Shares have been, or upon issuance will have been, issued in compliance with all applicable federal and state securities laws.

                                       Very truly yours,


                                       --------------------------

                                      EXHIBIT C

         (Attach a copy of the Company's Stock Registration Rights Agreement)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR LAWS OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                              WARRANT TO PURCHASE SHARES
                                   OF COMMON STOCK

Company: Arris Pharmaceutical Corporation, a Delaware corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:             38,000
                             -------------------
Class of Stock:               Common Stock
                             -------------------
Initial Exercise Price:       $12.6875 per Share
                             -------------------
Expiration Date:              March 31, 2004
                             -------------------
Date of Grant:                March 29, 1996
                             -------------------

      THIS CERTIFIES THAT, for value received, Hambrecht & Quist Guaranty Finance, L.P., is entitled to purchase the above number (as adjusted pursuant to Section 5 hereof) of fully paid and nonassessable shares of the above Class of Stock of the Company at the Initial Exercise Price above (as adjusted pursuant to Section 5 hereof), subject to the provisions and upon the terms and conditions set forth herein.

      1.   DEFINITIONS.

           As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

           (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.

           (b) "Common Stock" shall mean shares of the presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

           (c) "Holder" shall mean any person who shall at the time be the holder of this Warrant.

           (d) "Shares" shall mean the shares of the Class of Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

           (e) "Warrant Price" shall mean the Initial Exercise Price at which this Warrant may be exercised, as adjusted pursuant to Section 5 hereof.

      2.   TERM.

           The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before the Expiration Date.

      3.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

           Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 3, certificates for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period.

      4.   EXERCISE PRICE.

           The Warrant Price at which this Warrant may be exercised shall be the Initial Exercise Price, as adjusted from time to time pursuant to Section 5 hereof.

      5.   ADJUSTMENT OF NUMBER AND KIND OF SHARES AND ADJUSTMENT OF WARRANT
           PRICE.

      5.1 CERTAIN DEFINITIONS. As used in this Section 5 the following terms shall have the following respective meanings:

           (a) OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Common Stock or Convertible Securities;

           (b) CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

      5.2 ADJUSTMENTS. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

           (a)  RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER.
In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the same Class of Stock of the Company for each share of the Class of Stock. The aggregate warrant price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive reclassification, reorganizations, consolidations or mergers.

           (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

           (c) STOCK DIVIDENDS. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

      5.3 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to this Section 5, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

      6.   NOTICE OF ADJUSTMENTS.

           So long as this Warrant remains outstanding and unexpired, whenever the Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

      7.   RIGHT TO CONVERT WARRANT INTO STOCK.

      7.1 RIGHT TO CONVERT. In addition to the rights granted under Section 3 of this Warrant, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the Shares issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right, as determined pursuant to Section 7.4 below) by (y) the fair market value (as determined pursuant to Section 7.4 below) of one share of that Class of Stock immediately prior to the exercise of the Conversion Right.

      7.2 METHOD OF EXERCISE. So long as the Warrant remains outstanding and unexpired, the Conversion Right may be exercised at any time by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates of the shares of stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within thirty
(30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

      7.3  AUTOMATIC CONVERSION PRIOR TO EXPIRATION.  To the extent this
Warrant is not previously exercised, and if the fair market value of one share of the Class of Stock issuable upon exercise of this Warrant is greater than the Warrant Price per share, this Warrant shall be deemed automatically exercised in accordance with Section 7.1 hereof (even if not surrendered) immediately before its expiration. The Company shall have no obligation to notify Holder of such automatic exercise, but shall issue to the Holder, upon request, certificates for the Shares issued upon such automatic conversion in accordance with Section
7.2 above, although the Company may condition receipt of the certificate upon surrender of the Warrant to the Company.

      7.4 VALUATION OF STOCK. For purposes of this Section 7, the fair market value of one share of the Class of Stock issuable upon exercise of this Warrant shall mean:

           (a) The product of (i) the average of the closing price or, if no closing price is reported, the closing bid and asked prices of the Common Stock, quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, and (ii) the number of shares of Common Stock into which each share of the Class of Stock is then convertible, if applicable;

           (b) If the Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Class of Stock per share shall be as determined in good faith by the Company's Board of Directors; provided, however, that if the Holder disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors.

      8.   COMPLIANCE WITH ACT; TRANSFERABILITY OF WARRANT; DISPOSITION OF
           SHARES.

      8.1 LEGENDS. This Warrant and the Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

      8.2 TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANT AND SHARES. This Warrant and the Shares issued upon exercise thereof shall not be sold, transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 8.2, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

      9.   MISCELLANEOUS.

           No fractional shares of the Shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California as applied to contracts entered into between residents of the State of California to be wholly performed in the State of California. The titles of the sections and subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.


                        ARRIS PHARMACEUTICAL CORPORATION

                        By:   /s/ Daniel H. Petree
                             ---------------------------

                        Name:  Daniel H. Petree
                             ---------------------------

                        Title: CFO
                             ---------------------------

                                      APPENDIX A

                                  NOTICE OF EXERCISE


TO:
      ------------------

      1. The undersigned hereby elects to purchase __________ shares of the Common Stock of Arris Pharmaceutical Corporation, pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

      2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

      3.   The undersigned represents it is acquiring the shares of Common
Stock solely for its own account for investment and not as a nominee for any other party and not with a view toward the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended.


                    ------------------------------------
                                        (Name)

                    ------------------------------------
                                      (Address)

                    ------------------------------------


                    ------------------------------------


                    ------------------------------------
                           (Taxpayer Identification Number)


-----------------------------
      (print name of Holder)


By:
      ----------------------

Title:
      ----------------------

Date:
      ----------------------

                           ARRIS PHARMACEUTICAL CORPORATION

                                OFFICER'S CERTIFICATE

The undersigned hereby certifies as follows:

      1. That the undersigned is the duly elected and qualified, and at this date is, Assistant Secretary of Arris Pharmaceutical Corporation, a Delaware corporation (the "Company").

      2. Attached hereto as Exhibit A are full, true and correct copies of the resolutions pertaining to the lease financing transaction with Hambrecht & Quist Guaranty Finance, L.P., adopted by the Board of Directors of the Company on December 14, 1995. Such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the subject matter thereof.

      3. That the persons named below are duly elected and acting officers of this corporation holding the offices set forth opposite their names:

      John P. Walker         President and Chief Executive Officer

      Daniel H. Petree       Vice President, Corporate Development and
                             Chief Financial Officer

      4. That the signatures appearing opposite the names of the above officers are the genuine signatures of such officers:

      John P. Walker          /s/ John P. Walker
                             -------------------

      Daniel H. Petree       /s/ Daniel H. Petree
                             --------------------

      IN WITNESS WHEREOF, I have set my hand hereto as of the 29th day of March, 1996.


                             /s/ Daniel H. Petree
                             --------------------

                             Name:  Daniel H. Petree
                                    ----------------

                             Title:  Assistant Secretary
                                     -------------------